Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Second Quarter 2023
(As updated August 9, 2023)

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net income (loss) available to shareholders	$(200)	$(525)	$110	$388	$1,719
Adjusted earnings (2)	$271	$195	$545	$115	$144
Adjusted earnings, less notable items (2)	$271	$195	$282	$74	$353
Total corporate expenses (3)	$221	$210	$243	$217	$201
Combined total adjusted capital (4)	$7,600	$8,153	$8,052	$8,003	$8,188
Combined risk-based capital ratio (4), (5)	430%-450%	460%-480%	441%	450%-470%	470%-490%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$4,907	$5,754	$5,533	$4,600	$7,180
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$3,208	$4,055	$3,834	$2,901	$5,481
Less: AOCI	(5,881)	(5,288)	(6,106)	(7,015)	(4,176)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$9,089	$9,343	$9,940	$9,916	$9,657

Return on Common Equity (1), (6)
Return on common equity	(5.8)%	38.8%	77.3%	93.7%	108.6%
Return on common equity, excluding AOCI	(2.4)%	18.0%	42.7%	56.6%	79.4%
Adjusted return on common equity, excluding AOCI	11.7%	10.6%	13.4%	9.9%	12.7%

Earnings Per Common Share, Diluted (1), (7)
Net income (loss) available to shareholders per common share	$(3.01)	$(7.72)	$1.59	$5.39	$22.91
Adjusted earnings per common share	$4.04	$2.86	$7.81	$1.61	$1.91
Adjusted earnings, less notable items per common share	$4.04	$2.86	$4.04	$1.03	$4.71
Weighted average common shares outstanding	66,967,185	68,158,780	69,765,118	71,959,380	74,971,658

Book Value Per Common Share
Book value per common share (1)	$48.64	$60.16	$56.15	$41.41	$75.01
Book value per common share, excluding AOCI (1)	$137.80	$138.62	$145.58	$141.53	$132.16
Ending common shares outstanding	65,956,660	67,401,618	68,278,068	70,060,560	73,072,766

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended June 30, 2023. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(6) Simplified averaging was applied to all periods presented for 2022.
(7) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Premiums	$211	$197	$167	$162	$167	$408	$333
Universal life and investment-type product policy fees	601	606	549	597	609	1,207	1,289
Net investment income	1,196	1,059	1,049	877	1,061	2,255	2,212
Other revenues	130	93	100	122	118	223	256
Revenues before NIGL and NDGL	2,138	1,955	1,865	1,758	1,955	4,093	4,090
Net investment gains (losses)	(64)	(96)	(69)	(45)	(66)	(160)	(134)
Net derivative gains (losses)	(1,811)	(575)	(1,923)	(592)	1,977	(2,386)	1,923
Total revenues	$263	$1,284	$(127)	$1,121	$3,866	$1,547	$5,879

Expenses
Policyholder benefits and claims	$689	$687	$267	$534	$717	$1,376	$1,392
Interest credited to policyholder account balances	452	422	401	405	284	874	532
Amortization of DAC and VOBA	157	156	155	159	158	313	315
Change in market risk benefits	(1,300)	194	(1,479)	(984)	(62)	(1,106)	(1,641)
Interest expense on debt	38	38	39	38	38	76	76
Other expenses	464	440	450	457	554	904	1,025
Total expenses	500	1,937	(167)	609	1,689	2,437	1,699
Income (loss) before provision for income tax	(237)	(653)	40	512	2,177	(890)	4,180
Provision for income tax expense (benefit)	(62)	(156)	(97)	97	432	(218)	848
Net income (loss)	(175)	(497)	137	415	1,745	(672)	3,332
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	(175)	(499)	136	413	1,745	(674)	3,330
Less: Preferred stock dividends	25	26	26	25	26	51	53
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(200)	$(525)	$110	$388	$1,719	$(725)	$3,277

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Investments:
Fixed maturity securities available-for-sale	$77,577	$77,685	$75,577	$75,271	$78,606
Equity securities	91	91	89	100	96
Mortgage loans	22,614	22,823	22,936	22,089	21,508
Policy loans	1,288	1,273	1,282	1,274	1,277
Limited partnerships and limited liability companies	4,914	4,803	4,775	4,607	4,683
Short-term investments	1,125	1,386	1,081	1,130	920
Other invested assets	3,677	3,229	2,852	4,033	3,345
Total investments	111,286	111,290	108,592	108,504	110,435
Cash and cash equivalents	3,737	3,685	4,115	4,793	5,071
Accrued investment income	1,027	985	885	909	852
Reinsurance recoverables	18,650	18,451	18,019	16,694	15,698
Premiums and other receivables	573	516	529	544	765
DAC and VOBA	4,968	5,027	5,084	5,142	5,196
Current income tax recoverable	31	30	38	18	18
Deferred income tax asset	1,897	1,673	1,736	1,942	1,272
Market risk benefit assets	602	510	483	400	375
Other assets	382	395	401	414	425
Separate account assets	88,392	87,440	84,965	81,836	88,843
Total assets	$231,545	$230,002	$224,847	$221,196	$228,950
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$31,899	$32,286	$31,497	$32,016	$33,492
Policyholder account balances	78,643	76,120	73,527	69,749	66,717
Market risk benefit liabilities	9,783	10,729	10,389	11,425	12,304
Other policy-related balances	3,784	3,816	4,098	4,051	3,944
Payables for collateral under securities loaned and other transactions	4,133	4,401	4,560	6,532	6,675
Long-term debt	3,156	3,157	3,156	3,156	3,157
Other liabilities	6,783	6,234	7,057	7,766	6,573
Separate account liabilities	88,392	87,440	84,965	81,836	88,843
Total liabilities	226,573	224,183	219,249	216,531	221,705
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,039	14,054	14,075	14,095	14,113
Retained earnings (deficit)	(1,069)	(894)	(395)	(532)	(945)
Treasury stock	(2,183)	(2,119)	(2,042)	(1,949)	(1,813)
Accumulated other comprehensive income (loss)	(5,881)	(5,288)	(6,106)	(7,015)	(4,176)
Total Brighthouse Financial, Inc.’s stockholders’ equity	4,907	5,754	5,533	4,600	7,180
Noncontrolling interests	65	65	65	65	65
Total equity	4,972	5,819	5,598	4,665	7,245
Total liabilities and equity	$231,545	$230,002	$224,847	$221,196	$228,950

Earnings and
Select Metrics from
Segments and
Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended June 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$84	$126	$1	$—	$211
Universal life and investment-type product policy fees	414	63	124	—	601
Net investment income	633	119	316	151	1,219
Other revenues	115	4	7	4	130
Total adjusted revenues	$1,246	$312	$448	$155	$2,161

Adjusted expenses
Policyholder benefits and claims	$141	$189	$359	$—	$689
Interest credited to policyholder account balances	266	23	70	95	454
Amortization of DAC and VOBA	130	27	—	—	157
Interest expense on debt	—	—	—	38	38
Other operating costs	352	55	40	17	464
Total adjusted expenses	889	294	469	150	1,802
Adjusted earnings before provision for income tax	357	18	(21)	5	359
Provision for income tax expense (benefit)	66	3	(5)	(1)	63
Adjusted earnings after provision for income tax	291	15	(16)	6	296
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings	$291	$15	$(16)	$(19)	$271

	For the Three Months Ended June 30, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$29	$138	$—	$—	$167
Universal life and investment-type product policy fees	442	36	131	—	609
Net investment income	546	115	350	59	1,070
Other revenues	112	—	6	—	118
Total adjusted revenues	$1,129	$289	$487	$59	$1,964

Adjusted expenses
Policyholder benefits and claims	$75	$192	$450	$—	$717
Interest credited to policyholder account balances	192	26	71	27	316
Amortization of DAC and VOBA	129	29	—	—	158
Interest expense on debt	—	—	—	38	38
Other operating costs	339	6	166	43	554
Total adjusted expenses	735	253	687	108	1,783
Adjusted earnings before provision for income tax	394	36	(200)	(49)	181
Provision for income tax expense (benefit)	74	7	(43)	(27)	11
Adjusted earnings after provision for income tax	320	29	(157)	(22)	170
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings	$320	$29	$(157)	$(48)	$144

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Six Months Ended June 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$150	$257	$1	$—	$408
Universal life and investment-type product policy fees	829	135	243	—	1,207
Net investment income	1,227	219	570	300	2,316
Other revenues	210	5	14	(6)	223
Total adjusted revenues	$2,416	$616	$828	$294	$4,154

Adjusted expenses
Policyholder benefits and claims	$214	$395	$767	$—	$1,376
Interest credited to policyholder account balances	507	44	136	181	868
Amortization of DAC and VOBA	259	54	—	—	313
Interest expense on debt	—	—	—	76	76
Other operating costs	692	105	80	27	904
Total adjusted expenses	1,672	598	983	284	3,537
Adjusted earnings before provision for income tax	744	18	(155)	10	617
Provision for income tax expense (benefit)	139	2	(33)	(10)	98
Adjusted earnings after provision for income tax	605	16	(122)	20	519
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	51	51
Adjusted earnings	$605	$16	$(122)	$(33)	$466

	For the Six Months Ended June 30, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$54	$279	$—	$—	$333
Universal life and investment-type product policy fees	940	92	257	—	1,289
Net investment income	1,101	275	751	100	2,227
Other revenues	236	6	14	—	256
Total adjusted revenues	$2,331	$652	$1,022	$100	$4,105

Adjusted expenses
Policyholder benefits and claims	$150	$409	$832	$1	$1,392
Interest credited to policyholder account balances	382	30	149	41	602
Amortization of DAC and VOBA	256	59	—	—	315
Interest expense on debt	—	—	—	76	76
Other operating costs	711	35	210	69	1,025
Total adjusted expenses	1,499	533	1,191	187	3,410
Adjusted earnings before provision for income tax	832	119	(169)	(87)	695
Provision for income tax expense (benefit)	158	24	(36)	(30)	116
Adjusted earnings after provision for income tax	674	95	(133)	(57)	579
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	53	53
Adjusted earnings	$674	$95	$(133)	$(112)	$524

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Premiums	$84	$66	$39	$30	$29	$150	$54
Universal life and investment-type product policy fees	414	415	367	401	442	829	940
Net investment income	633	594	613	547	546	1,227	1,101
Other revenues	115	95	85	113	112	210	236
Total adjusted revenues	$1,246	$1,170	$1,104	$1,091	$1,129	$2,416	$2,331

Adjusted expenses
Policyholder benefits and claims	$141	$73	$144	$86	$75	$214	$150
Interest credited to policyholder account balances	266	241	232	283	192	507	382
Amortization of DAC and VOBA	130	129	129	130	129	259	256
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	352	340	360	346	339	692	711
Total adjusted expenses	889	783	865	845	735	1,672	1,499
Adjusted earnings before provision for income tax	357	387	239	246	394	744	832
Provision for income tax expense (benefit)	66	73	45	44	74	139	158
Adjusted earnings	$291	$314	$194	$202	$320	$605	$674

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Account value, beginning of period	$115,090	$110,851	$105,392	$112,139	$128,397
Premiums and deposits (2)	1,824	1,798	1,595	1,702	2,035
Withdrawals, surrenders and contract benefits	(2,894)	(2,878)	(2,717)	(2,504)	(2,500)
Net flows (3)	(1,070)	(1,080)	(1,122)	(802)	(465)
Investment performance (4)	4,527	5,838	7,121	(5,363)	(15,219)
Policy charges and other	(572)	(519)	(540)	(582)	(574)
Account value, end of period	$117,975	$115,090	$110,851	$105,392	$112,139

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$19,240	$18,752	$17,938	$16,028	$15,671
Premiums and deposits (2)	664	1,035	1,656	2,055	503
Withdrawals, surrenders and contract benefits	(513)	(657)	(587)	(283)	(237)
Net flows (3)	151	378	1,069	1,772	266
Interest credited	141	123	(228)	109	96
Other	(12)	(13)	(27)	29	(5)
Account value, end of period	$19,520	$19,240	$18,752	$17,938	$16,028

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,266	$4,266	$4,569	$4,576	$4,587

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Shield Level Annuities (1)	$1,615	$1,554	$1,389	$1,436	$1,629	$3,169	$3,023
GMWB	101	125	101	149	268	226	602
GMDB only	52	67	55	69	75	119	162
GMIB	5	7	9	10	13	12	30
Total variable and Shield Level annuity sales	$1,773	$1,753	$1,554	$1,664	$1,985	$3,526	$3,817

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$98	$122	$161	$213	$206	$220	$402
Fixed deferred annuities	565	909	1,493	1,841	293	1,474	334
Single premium immediate annuities	28	9	3	2	2	37	3
Other fixed and income annuities	9	6	—	1	—	15	—
Total fixed and income annuity sales	$700	$1,046	$1,657	$2,057	$501	$1,746	$739

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Premiums	$126	$131	$128	$130	$138	$257	$279
Universal life and investment-type product policy fees	63	72	66	61	36	135	92
Net investment income	119	100	90	77	115	219	275
Other revenues	4	1	7	2	—	5	6
Total adjusted revenues	$312	$304	$291	$270	$289	$616	$652

Adjusted expenses
Policyholder benefits and claims	$189	$206	$168	$223	$192	$395	$409
Interest credited to policyholder account balances	23	21	22	23	26	44	30
Amortization of DAC and VOBA	27	27	26	29	29	54	59
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	55	50	56	39	6	105	35
Total adjusted expenses	294	304	272	314	253	598	533
Adjusted earnings before provision for income tax	18	—	19	(44)	36	18	119
Provision for income tax expense (benefit)	3	(1)	2	(10)	7	2	24
Adjusted earnings	$15	$1	$17	$(34)	$29	$16	$95

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Universal and variable universal life account value, beginning of period	$2,594	$2,658	$2,663	$2,678	$2,671
Premiums and deposits (1)	58	55	54	54	54
Withdrawals, surrenders and contract benefits	(36)	(95)	(33)	(44)	(34)
Net flows	22	(40)	21	10	20
Net transfers from (to) separate account	10	11	7	9	17
Interest credited	23	21	24	24	24
Policy charges and other	(90)	(56)	(57)	(58)	(54)
Universal and variable universal life account value, end of period	$2,559	$2,594	$2,658	$2,663	$2,678

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,483	$5,215	$4,912	$5,251	$6,262
Premiums and deposits	40	42	44	44	43
Withdrawals, surrenders and contract benefits	(68)	(55)	(43)	(64)	(52)
Net flows	(28)	(13)	1	(20)	(9)
Investment performance	312	341	364	(263)	(929)
Net transfers from (to) general account	(10)	(12)	(10)	(9)	(16)
Policy charges and other	(51)	(48)	(52)	(47)	(57)
Variable universal life account value, end of period	$5,706	$5,483	$5,215	$4,912	$5,251

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Total life sales	$25	$23	$22	$19	$19	$48	$39

	As of
LIFE INSURANCE IN-FORCE	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Whole Life
Life Insurance in-force, before reinsurance	$17,915	$18,063	$18,264	$18,422	$18,490
Life Insurance in-force, net of reinsurance	$3,017	$3,035	$3,069	$3,156	$3,113

Term Life
Life Insurance in-force, before reinsurance	$356,596	$358,592	$360,611	$364,251	$368,082
Life Insurance in-force, net of reinsurance	$286,928	$287,628	$288,522	$290,746	$292,839

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$45,039	$45,474	$46,000	$46,336	$46,876
Life Insurance in-force, net of reinsurance	$33,793	$34,008	$34,463	$34,597	$34,981

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Premiums	$1	$—	$—	$2	$—	$1	$—
Universal life and investment-type product policy fees	124	119	116	135	131	243	257
Net investment income	316	254	247	168	350	570	751
Other revenues	7	7	8	7	6	14	14
Total adjusted revenues	$448	$380	$371	$312	$487	$828	$1,022

Adjusted expenses
Policyholder benefits and claims	$359	$408	$(44)	$225	$450	$767	$832
Interest credited to policyholder account balances	70	66	72	69	71	136	149
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	40	40	45	38	166	80	210
Total adjusted expenses	469	514	73	332	687	983	1,191
Adjusted earnings before provision for income tax	(21)	(134)	298	(20)	(200)	(155)	(169)
Provision for income tax expense (benefit)	(5)	(28)	62	(4)	(43)	(33)	(36)
Adjusted earnings	$(16)	$(106)	$236	$(16)	$(157)	$(122)	$(133)

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Account value, beginning of period	$5,218	$5,307	$5,380	$5,454	$5,512
Premiums and deposits (1)	168	171	167	173	180
Withdrawals, surrenders and contract benefits	(22)	(44)	(32)	(32)	(21)
Net flows	146	127	135	141	159
Interest credited	43	44	46	46	45
Policy charges and other	(219)	(260)	(254)	(261)	(262)
Account value, end of period	$5,188	$5,218	$5,307	$5,380	$5,454

	As of
LIFE INSURANCE IN-FORCE	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$71,157	$71,652	$72,276	$72,847	$73,393
Life Insurance in-force, net of reinsurance	$34,808	$34,655	$35,980	$36,308	$36,611

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	151	149	132	108	59	300	100
Other revenues	4	(10)	—	—	—	(6)	—
Total adjusted revenues	$155	$139	$132	$108	$59	$294	$100

Adjusted expenses
Policyholder benefits and claims	$—	$—	$(1)	$—	$—	$—	$1
Interest credited to policyholder account balances	95	86	72	50	27	181	41
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	39	38	38	76	76
Other operating costs	17	10	(11)	34	43	27	69
Total adjusted expenses	150	134	99	122	108	284	187
Adjusted earnings before provision for income tax	5	5	33	(14)	(49)	10	(87)
Provision for income tax expense (benefit)	(1)	(9)	(92)	(4)	(27)	(10)	(30)
Adjusted earnings after provision for income tax	6	14	125	(10)	(22)	20	(57)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Less: Preferred stock dividends	25	26	26	25	26	51	53
Adjusted earnings	$(19)	$(14)	$98	$(37)	$(48)	$(33)	$(112)

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
CHANGE IN MARKET RISK BENEFITS	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Market risk benefits mark-to-market	$1,173	$(304)	$1,290	$786	$(122)	$869	$1,306
Market risk benefits fees, net of claims	148	112	195	211	189	260	367
Ceded reinsurance	(21)	(2)	(6)	(13)	(5)	(23)	(32)
Total change in market risk benefits	$1,300	$(194)	$1,479	$984	$62	$1,106	$1,641

	For the Three Months Ended					For the Six Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Net derivative gains (losses):
Variable annuity hedges	$(73)	$365	$(274)	$(772)	$(188)	$292	$(505)
Shield embedded derivatives	(1,693)	(1,073)	(1,323)	549	2,752	(2,766)	3,453
ULSG hedges	(84)	141	(192)	(483)	(659)	57	(1,199)
Other hedges and embedded derivatives	16	(46)	(167)	91	63	(30)	159
Subtotal	(1,834)	(613)	(1,956)	(615)	1,968	(2,447)	1,908
Investment hedge adjustments	23	38	33	23	9	61	15
Total net derivative gains (losses)	$(1,811)	$(575)	$(1,923)	$(592)	$1,977	$(2,386)	$1,923

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Actuarial items and other insurance adjustments	$—	$—	$(227)	$(57)	$200	$—	$219
Establishment costs	—	—	15	16	9	—	21
Prior year tax matters	—	—	(51)	—	—	—	—
Total notable items (1)	$—	$—	$(263)	$(41)	$209	$—	$240

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$—	$44	$55	$—	$—	$—
Life	—	—	—	16	—	—	19
Run-off	—	—	(271)	(128)	200	—	200
Corporate & Other	—	—	(36)	16	9	—	21
Total notable items (1)	$—	$—	$(263)	$(41)	$209	$—	$240

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Total Quarterly VA separate account gross returns	3.86%	5.80%	6.82%	(5.41)%	(12.58)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	30.04%	29.05%	27.40%	27.97%	27.60%
Percent allocated to bond funds/other funds	8.88%	9.10%	8.82%	9.48%	9.29%
Percent allocated to target volatility funds	19.58%	20.08%	20.28%	20.56%	21.01%
Percent allocated to balanced funds	41.50%	41.77%	43.50%	41.99%	42.10%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$33,714	29.31%	$32,607	28.93%
Foreign corporate securities	10,905	9.48%	10,576	9.38%
U.S. government and agency securities	8,163	7.10%	8,016	7.11%
Residential mortgage-backed securities	7,453	6.48%	7,528	6.68%
Commercial mortgage-backed securities	6,458	5.61%	6,611	5.87%
Asset-backed securities	6,026	5.24%	5,359	4.75%
State and political subdivision securities	3,835	3.33%	3,799	3.37%
Foreign government securities	1,023	0.89%	1,081	0.96%
Total fixed maturity securities	77,577	67.44%	75,577	67.05%
Equity securities	91	0.08%	89	0.08%
Mortgage loans:
Commercial mortgage loans	13,392	11.64%	13,574	12.04%
Residential mortgage loans	4,935	4.29%	5,116	4.54%
Agricultural mortgage loans	4,432	3.85%	4,365	3.87%
Allowance for credit losses	(145)	(0.12)%	(119)	(0.10)%
Total mortgage loans, net	22,614	19.66%	22,936	20.35%
Policy loans	1,288	1.12%	1,282	1.14%
Limited partnerships and limited liability companies	4,914	4.27%	4,775	4.24%
Cash, cash equivalents and short-term investments	4,862	4.23%	5,196	4.61%
Other invested assets:
Derivatives:
Interest rate	278	0.24%	304	0.27%
Equity market	2,068	1.80%	1,217	1.08%
Foreign currency exchange rate	647	0.56%	745	0.66%
Credit	24	0.02%	18	0.02%
Total derivatives	3,017	2.62%	2,284	2.03%
ICOLI	332	0.29%	250	0.22%
FHLB common stock	216	0.19%	201	0.18%
Other	112	0.10%	117	0.10%
Total other invested assets	3,677	3.20%	2,852	2.53%
Total investments and cash and cash equivalents	$115,023	100.00%	$112,707	100.00%

	For the Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net investment income yield (1)	4.21%	3.81%	3.79%	3.20%	3.92%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Six Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY June 30, 2023 (2)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	PRELIMINARY June 30, 2023 (2)	June 30, 2022
Total revenues (Line 9)	$2,300	$2,397	$2,120	$5,089	$7,081	$4,697	$11,246
Total benefits and expenses before dividends to policyholders (Line 28)	$2,900	$2,654	$1,542	$4,165	$6,920	$5,554	$11,539

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(500)	$(264)	$673	$869	$154	$(764)	$(270)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	—	(858)	(394)	(76)	460	(858)	502
Net income (loss) (Line 35)	$(500)	$(1,122)	$279	$793	$614	$(1,622)	$232

						For the Six Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY June 30, 2023 (2)	June 30, 2022
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(0.2)	$(0.8)
Add: net realized capital gains (losses)						(1.1)	0.8
Add: change in total asset requirement at CTE98, net of the change in VA reserves						0.2	0.9
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						1.0	(0.6)
Add: impact of actuarial items and other insurance adjustments						—	0.1
Normalized statutory earnings (loss)						$(0.1)	$0.4

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and six months ended June 30, 2023.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY June 30, 2023 (2)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Total assets (Line 28)	$193,100	$191,801	$188,585	$187,747	$192,672
Total liabilities (Line 28)	$187,000	$185,143	$182,044	$181,264	$186,053
Total capital and surplus (Line 38)	$6,100	$6,658	$6,541	$6,483	$6,619

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$7,600	$8,153	$8,052	$8,003	$8,188
Combined risk-based capital ratio (4)	430%-450%	460%-480%	441%	450%-470%	470%-490%

COMBINED ORDINARY DIVIDEND CAPACITY (1)
Dividends paid to Holding Company	$—	$—	$38	$—	$—
Remaining ordinary dividend capacity (5)	$611	$611	$1,474	$1,512	$1,512

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of June 30, 2023.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses); and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts (“Market Value Adjustments”).

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities and Shield hedging programs and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
LDTI	Targeted Improvements to the Accounting for Long-Duration Contracts
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Six Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Net income (loss) available to shareholders	$(200)	$(525)	$110	$388	$1,719	$(725)	$3,277
Less: Net investment gains (losses)	(64)	(96)	(69)	(45)	(66)	(160)	(134)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,834)	(613)	(1,956)	(615)	1,968	(2,447)	1,908
Less: Change in market risk benefits	1,300	(194)	1,479	984	62	1,106	1,641
Less: Market value adjustments	2	(8)	(3)	20	32	(6)	70
Less: Provision for income tax (expense) benefit on reconciling adjustments	125	191	114	(71)	(421)	316	(732)
Adjusted earnings	271	195	545	115	144	466	524
Less: Notable items	—	—	263	41	(209)	—	(240)
Adjusted earnings, less notable items	$271	$195	$282	$74	$353	$466	$764

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(3.01)	$(7.72)	$1.59	$5.39	$22.91	$(10.77)	$43.01
Less: Net investment gains (losses)	(0.96)	(1.41)	(0.99)	(0.63)	(0.88)	(2.38)	(1.76)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(27.49)	(9.03)	(28.04)	(8.55)	26.25	(36.36)	25.05
Less: Change in market risk benefits	19.48	(2.86)	21.20	13.67	0.83	16.44	21.55
Less: Market value adjustments	0.03	(0.12)	(0.04)	0.28	0.43	(0.09)	0.92
Less: Provision for income tax (expense) benefit on reconciling adjustments	1.87	2.81	1.63	(0.99)	(5.62)	4.70	(9.61)
Less: Impact of inclusion of dilutive shares	0.01	0.02	—	—	—	0.03	—
Adjusted earnings per common share	4.04	2.86	7.81	1.61	1.91	6.89	6.87
Less: Notable items	—	—	3.77	0.57	(2.79)	—	(3.15)
Adjusted earnings, less notable items per common share	$4.04	$2.86	$4.04	$1.03	$4.71	$6.89	$10.03

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS (1)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net income (loss) available to shareholders	$(227)	$1,692	$3,775	$4,887	$6,554
Less: Net investment gains (losses)	(274)	(276)	(248)	(239)	(268)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(5,018)	(1,216)	(663)	1,724	3,816
Less: Change in market risk benefits	3,569	2,331	4,104	3,500	3,282
Less: Market value adjustments	11	41	87	120	140
Less: Provision for income tax (expense) benefit on reconciling adjustments	359	(187)	(689)	(1,071)	(1,464)
Adjusted earnings	$1,126	$999	$1,184	$853	$1,048
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI (1)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Brighthouse Financial, Inc.’s stockholders’ equity	$5,595	$6,058	$6,584	$6,847	$7,596
Less: Preferred stock, net	1,699	1,699	1,699	1,631	1,563
Brighthouse Financial, Inc.’s common stockholders’ equity	3,896	4,359	4,885	5,216	6,033
Less: AOCI	(5,693)	(5,025)	(3,958)	(3,421)	(2,223)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$9,589	$9,384	$8,843	$8,637	$8,256
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI (1)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Return on common equity	(5.8)%	38.8%	77.3%	93.7%	108.6%
Return on AOCI	4.0%	(33.7)%	(95.4)%	(142.9)%	(294.8)%
Return on common equity, excluding AOCI	(2.4)%	18.0%	42.7%	56.6%	79.4%
Less: Return on net investment gains (losses)	(2.9)%	(2.9)%	(2.8)%	(2.8)%	(3.2)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(52.3)%	(13.0)%	(7.5)%	20.0%	46.2%
Less: Return on change in market risk benefits	37.2%	24.8%	46.4%	40.5%	39.7%
Less: Return on market value adjustments	0.1%	0.5%	1.0%	1.4%	1.7%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	3.8%	(2.0)%	(7.8)%	(12.4)%	(17.7)%
Adjusted return on common equity, excluding AOCI	11.7%	10.6%	13.4%	9.9%	12.7%

(1) Simplified averaging was applied to all periods presented for 2022.

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Total revenues	$263	$1,284	$(127)	$1,121	$3,866	$1,547	$5,879
Less: Net investment gains (losses)	(64)	(96)	(69)	(45)	(66)	(160)	(134)
Less: Net derivative gains (losses)	(1,811)	(575)	(1,923)	(592)	1,977	(2,386)	1,923
Less: Investment hedge adjustments	(23)	(38)	(33)	(23)	(9)	(61)	(15)
Total adjusted revenues	$2,161	$1,993	$1,898	$1,781	$1,964	$4,154	$4,105

Total expenses	$500	$1,937	$(167)	$609	$1,689	$2,437	$1,699
Less: Change in market risk benefits	(1,300)	194	(1,479)	(984)	(62)	(1,106)	(1,641)
Less: Market value adjustments	(2)	8	3	(20)	(32)	6	(70)
Total adjusted expenses	$1,802	$1,735	$1,309	$1,613	$1,783	$3,537	$3,410

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Investment portfolio gains (losses)	$(47)	$(72)	$(47)	$(47)	$(66)	$(119)	$(127)
Investment portfolio credit loss (provision) release and (writedowns)	(17)	(24)	(22)	2	—	(41)	(7)
Net investment gains (losses)	$(64)	$(96)	$(69)	$(45)	$(66)	$(160)	$(134)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD (1)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Investment income yield	4.35%	3.96%	3.94%	3.35%	4.06%
Investment fees and expenses	(0.14)%	(0.15)%	(0.15)%	(0.15)%	(0.14)%
Net investment income yield	4.21%	3.81%	3.79%	3.20%	3.92%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.